                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS

     As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 12, 1999, included in this Form 10-K for the year ended December 27, 1998, in the Registration Statement (Form S-8 No. 33-41279).








                                         ARTHUR ANDERSEN LLP



Oklahoma City, Oklahoma
March 29, 1999